Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AND EXCHANGE ACT RULE 13a-14(b)

In connection with the accompanying Form 10-Q (the “Report”) of Express Scripts Holding Company (the “Company”) for the period ended June 30, 2012, I, George Paz, Chairman, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/George Paz
George Paz
Chairman, President and
Chief Executive Officer
Express Scripts Holding Company

Date: August 7, 2012